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                                                                   Exhibit 23(c)


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 19, 2000 relating to the financial statements of the Businesses Acquired from Kinder Morgan, which appears in the Current Report on Form 8-K/A dated June 19, 2000 of ONEOK, Inc.



PricewaterhouseCoopers LLP

Denver, Colorado
July 21, 2000